VALIC COMPANY I

Supplement to Prospectus dated September 19, 2005

  The Board of Directors (the "Board") of VALIC Company I, with respect to the Income & Growth Fund, approved at a meeting held on November 14, 2005, a change in the name of the Income & Growth Fund to the Core Value Fund to coincide with enhancements to the VALIC insurance product scheduled to occur on or about February 21, 2006.

On or about February 21, 2006, the Fund Fact Sheet for the Income & Growth Fund on page 18, the heading will be replaced with the following: Core Value Fund (formerly Income & Growth Fund).

The "Investment Strategy" section will be replaced with the following:

To pursue the Fund's investment objective, the Fund's sub-adviser will utilize two investment strategies. Approximately 50% of the Fund's assets will be managed using the sub-adviser's quantitative income and growth investment strategy, which employs quantitative management techniques in a two-step process that draws heavily on computer technology. In the first step, the sub-adviser ranks stocks, primarily the 1,500 largest publicly traded companies in the United States (measured by the value of their stock) from most attractive to least attractive. This is determined by using a computer model that combines measures of a stock's value, as well as measures of its growth potential. To measure value, the sub-adviser uses ratios of stock price to book value and stock price to cash flow, among others. To measure growth, the sub-adviser uses, the rate of growth of a company's earnings and changes in its earnings estimates, as well as other factors.

In the second step, the sub-adviser uses a technique called portfolio optimization. In portfolio optimization, the sub-adviser uses a computer to build a portfolio of stocks from the ranking described above, that the sub-adviser believes will provide the optimal balance between risk and expected return. The goal is to attempt to create a fund that provides better returns than its benchmark without taking on significant additional risk. The sub-adviser also attempts to create a dividend yield for the Fund that will be greater than that of the S&P 500(R) Index.

The remainder of the Fund's assets will be managed utilizing the sub-adviser's large company value investment strategy, which under normal market conditions, will invest at least 80% of those assets in equity securities of companies comprising the Russell 1000 Index. In selecting stocks using the large company value strategy, the sub-adviser looks for companies whose stock price may not adequately reflect the company's value. The managers attempt to purchase the stock of these undervalued companies and hold it until the price has increased to, or is higher than, a level the managers believe more accurately reflects the fair value of the company. Similarly, the portfolio sub-adviser may sell stocks from the Fund's portfolio if they believe a stock no longer meets their valuation criteria.

Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, the portfolio managers look for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies stock prices or may be outside the companies historical ranges. The managers also may consider whether the companies securities have a favorable income-paying history and whether income payments are expected to continue or increase.

The sub-adviser does not attempt to time the market. Instead, under normal market conditions, the sub-adviser intends to keep the Fund essentially fully invested in stocks regardless of the movement of stock prices generally. When the sub-adviser believes it is prudent, the Fund may invest a portion of its assets in convertible debt securities, equity equivalent securities, foreign securities, shot-term securities and non-leveraged futures contracts and other similar securities. Futures contracts, a type of derivative security, can help the Fund's cash assets remain liquid while performing more like stocks. The Fund has a policy governing futures contracts and similar derivative securities to help manage the risks of these types of investments.

The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as the Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs.

With respect to the Income & Growth Fund Fact Sheet on page 18, add the following risk to the Investment Risk section:

Value Investing Risk: The risk that the portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove inaccurate.

2. On or about February 21, 2006, in the section titled "About the Series Company's Management - Investment Sub-Advisers - American Century Investment Management, Inc. and American Century Global Investment Management, Inc. (collectively, "American Century")" on page 60, the disclosure with respect to the Core Value Fund (formerly Income & Growth Fund) will be replaced with the following:

The daily management of the Core Value Fund is directed by the following team of income and growth portfolio managers: Kurt Borgwardt, John Schniedwind and Zili Zhang. Mr. Borgwardt, Senior Vice President and Senior Portfolio Manager, joined American Century in August 1990 and also has managed the quantitative equity research effort. He became a portfolio manager in March 1998. Mr. Schniedwind, Chief Investment Officer - Quantitative Equity, joined American Century in 1982 and also supervises other portfolio management teams. He became a portfolio manager in June 1997. Mr. Zhang, Vice President and Portfolio Manager/Director of Quantitative Research, joined America Century in October 1995. He became a portfolio manager in 2002. He also manages the quantitative research team.

The daily management of the Core Value Fund is directed by the following team of large cap value portfolio managers: Charles A. Ritter, Brendan Healy and Mark Mallon. Mr. Ritter, Vice President and Senior Portfolio Manger, is a member of the large company value strategy team. He joined American Century in December 1998. Mr. Healy, Vice President and Portfolio Manager, is a member of the large company value strategy team since he joined American Century in April 2000. He became a portfolio manager in February 2004. Mr. Mallon, Chief Investment Officer and Executive Vice President, is a member of the large company value strategy team. He joined American Century in April 1997 as managing director of value and quantitative equities.

Date: November 15, 2005